Exhibit 10.3

AMENDMENT AGREEMENT NO. 2 TO ADD SERIES TRUST(S) TO
TO THE CUSTODIAN AGREEMENT

This Amendment No. 2 to the Custodian Agreement dated May 2, 2018 (this “Amendment”), is made and entered into by and among UNITED STATES COMMODITY FUNDS LLC, a Delaware limited liability company (the “Sponsor”), the UNITED STATES COMMODITY INDEX FUNDS TRUST, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of each series established and designated by the Trust as a fund and listed on Annex A to the Agreement (each, a “Fund” and collectively, the “Funds”), and BROWN BROTHERS HARRIMAN & CO. (“BBH&Co.” or the “Custodian”) (each, a “Party” and collectively, the “Parties”).

WHEREAS, the Parties have entered into a certain Custodian Agreement dated July 22, 2010 (the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as provided herein by amending Annex A of this Agreement and supplementing this Agreement with the attached Schedule 1 to this Amendment.

NOW THEREFORE, for and in consideration of the agreements herein made and other good and valuable consideration, the parties hereto agree as follows:

I.       AMENDMENTS

The Agreement is hereby amended by making the following change to Annex A thereto:

LIST OF SERIES TRUST(S) ESTABLISHED
BY THE UNITED STATES COMMODITY INDEX FUNDS TRUST

	Fund	Relevant Schedule

1.	United States Commodity Index Fund	Schedule 1 to this Agreement
2.	United States Agriculture Index Fund	Schedule 1-B to the Amendment Agreement dated December 16, 2010
3.	United States Copper Index Fund	Schedule 1-C to the Amendment Agreement dated December 16, 2010
4.	USCF Canadian Crude Oil Index Fund	Schedule 1-D to the Amendment Agreement dated December 16, 2010
5.

The Parties acknowledge that Schedule 1-B, Schedule 1-C, and Schedule 1-D of this Amendment shall supplement and not supersede Schedule 1 of the Agreement.

II.       REPRESENTATIONS

Each Party represents to the other Parties that:

(a)       Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

(b)       Powers. It has the power to execute and deliver this Amendment and to perform its obligations hereunder, and has taken all necessary action to authorize such execution, delivery and performance;

(c)       No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(d)       Consents. All governmental and other consents that are required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(e)       Obligations Binding. Its obligations under this Amendment constitute its legal, valid and binding obligations, enforceable in accordance with its respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

III.       MISCELLANEOUS

(a)       Entire Agreement. The Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(b)       Counterparts. This Amendment may be executed in multiple counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(c)       Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

(d)       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(e)       Terms. Terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

(f)       Agreement. Any and all references to the Agreement shall hereafter refer to the Agreement as amended by this Amendment and as the same may be amended, supplemented or modified from time to time. Unless otherwise defined herein, capitalized terms not defined herein shall have the same meanings assigned to such terms in the Agreement as amended by this Amendment.

Except as amended hereby, all other terms and conditions of the Agreement shall remain the same and in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

UNITED STATES COMMODITY FUNDS LLC

By:	/s/ John Love
Name: John P. Love
Title: President and CEO

UNITED STATES COMMODITY INDEX FUNDS TRUST, on its own behalf and on behalf of each Fund

By:	United States Commodity Funds LLC, as Sponsor

	By:	/s/ John Love
Name: John P. Love
Title: President and CEO

BROWN BROTHERS HARRIMAN & CO.

By:	/s/ Eruch Moody
	Name:	Eruch Moody
	Title:	Senior Vice President
	Address:	50 Post Office Square, Boston, MA 02110
	Telephone:	617-772- 1485
Facsimile:

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SCHEDULE 1-D
TO THE AMENDMENT NO. 2 TO CUSTODIAN AGREEMENT

DATED MAY 2, 2018

DEFINED TERMS RELATING TO
USCF Canadian Crude Oil Index Fund

Benchmark Futures Contracts shall mean the futures contracts that comprise the Canadian Crude Excess Return Index, which are (i) the ICE Crude Diff - TMX WCS 1B Index Future (ICE symbol: TDX) (the “WCS Future”); and (ii) the ICE WTI Crude Future (ICE symbol: T) (the “WTI Future”).

The Fund shall mean the USCF Canadian Crude Oil Index Fund.

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